UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2002
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

DELAWARE	001-11015	36-1169950

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1850 N. CENTRAL AVE., PHOENIX, ARIZONA	85077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Item 9. REGULATION FD DISCLOSURE
SIGNATURES

Item 9. REGULATION FD DISCLOSURE

On November 5, Robert H. Bohannon, Chairman, President and Chief Executive Officer, and Ellen M. Ingersoll, Chief Financial Officer of Viad Corp furnished to the Securities and Exchange Commission a certification related to Viad’s third quarter 2002 10-Q filed November 5, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. The text of each of the certifications follows.

I, Robert H. Bohannon, Chief Executive Officer of Viad Corp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the quarterly report on Form 10-Q of Viad Corp for the fiscal quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad.

Dated: November 5, 2002

By /s/ Robert H. Bohannon Robert H. Bohannon Chief Executive Officer

I, Ellen M. Ingersoll, Chief Financial Officer of Viad Corp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the quarterly report on Form 10-Q of Viad Corp for the fiscal quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad.

Dated: November 5, 2002

By /s/ Ellen M. Ingersoll Ellen M. Ingersoll Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)

November 5, 2002	By /s/ Ellen M. Ingersoll Ellen M. Ingersoll Chief Financial Officer (Chief Accounting Officer and Authorized Officer)